UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 8, 2006

                                  DURAVEST, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                      0-27489                   65-0924320
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(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)           IDENTIFICATION NUMBER)


               101 N. Wacker Drive, Suite 2006, Chicago, IL 60606
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 525-8285
                                                           --------------

          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5. - Corporate Governance and Management
---------    -----------------------------------

Item 5.02    Election of Directors
---------    ---------------------

     On May 10, 2006, the Board of Directors of DuraVest expanded the size of the Board to three members and elected Borys Chabursky to fill the newly created position. Mr. Chabursky shall serve until the next annual meeting of shareholders, at which time he will be eligible to stand for re-election with the other members of the Board.

     Mr. Chabursky is one of Canada's leading biotechnology entrepreneurs and a globally renowned expert in biotechnology investment. He is currently President and founder of SHI Consulting, which provides global strategic consulting for firms in the life sciences industry. Since its founding, SHI has provided over seventy life science clients with capital sourcing, strategic consulting and company creation services with over 175 major projects completed and interim management of seven startups.

     A copy of the press release issued by the Company on May 10, 2006 relating to the election of Mr. Chabursky is filed with this Form 8-K Report as Exhibit 12(a).


Section 8. - Other Events
---------    ------------

Item 8.01    Other Events
---------    ------------

Management Changes at BMTS

     On May 8, 2006, the Company announced significant changes in the senior management of Munich based Bio-Magnetic Therapy Systems, Inc. ("BMTS") in order to accelerate the rollout of the company's patented Pulsed Signal Therapy(TM) (PST (TM) ) system worldwide. Dr. Rolf Kaese has resigned from his position as Chief Executive Officer and as a member of the Board of Directors of BMTS. In his place, Dr. Ogan Gurel has become the interim chief executive officer of BMTS. Dr. Gurel is also the Chief Executive Officer of the Company, which owns approximately 70.1% of BMTS. In addition, BMTS has promoted two other individuals. Mr. Hans-Rainer Komp has become the Chief Financial Officer of BMTS, moving up from his current position as a consulting Controller for the firm. Mr. Komp has had extensive experience as a financial officer for several companies. Mr. Michael Benczak will assume the position of Chief Marketing Officer, from his previous position as the International Marketing Director of BMTS. He will now be responsible for overseeing the firm's marketing activities worldwide. This position will become even more important as BMTS' expansion strategy unfolds.

Release of Financial Statements

     The Company now expects to submit to file its Annual Report on Form 10-KSB and its Quarterly Report on Form 10-QSB for the first quarter of 2006 toward the end of next week. The Company had previously delayed the reporting of its 2005 financial statements due to the changes taking place at BMTS, which caused a






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


delay in the reporting of the BMTS results, which are included in the Company's financial statements. If the Company is not able to file the Form 10-KSB and the Form 10-QSB by the end of next week, the OTC Bulletin Board is likely to suspend the quotation of the Company's common stock until such time as the Company becomes current in its reporting.

Section 9. - Financial Statements and Exhibits
---------    ---------------------------------

Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

         (d)      Exhibits

         Exhibit No.                Description of Exhibits
         -----------                -----------------------

         12(a)                      Press Release dated May 10, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DURAVEST, INC.

Dated:   May 11, 2006            By: /s/ Dr. Ogan Gurel
                                     -----------------------------------
                                     Dr. Ogan Gurel, President and Chief
                                     Executive, Officer and a Director






















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